Macugen Overview Paul G. Chaney Chief Operating Officer David R. Guyer, M.D. Chief Executive Officer, Eyetech Donald McDonald, M.D., Ph.D. [Not Included] Professor of Anatomy, University of California San Francisco Comprehensive Cancer Center Donald J. D'Amico, M.D. Professor of Ophthalmology, Massachusetts Eye and Ear Infirmary Harvard Medical School

Macugen First and only approved drug for all neovascular AMD Addresses an urgent unmet medical need Launched in U.S. in January 2005 Approved in Canada Approved in Brazil Breakthrough therapy targeting an underlying cause of AMD

The Macugen Launch Has Exceeded Our Expectations Adoption has been faster and broader than we anticipated Reimbursement in all 50 states Continued growth in new accounts combined with larger and more frequent reorders To date, approximately 1,100 accounts have ordered Macugen representing more than 1,500 doctors Our Top 100 accounts represent almost half of our business and continue to fuel strong growth

Superb launch execution by deep, broadly experienced sales and marketing team ... experienced sales and marketing team ... experienced sales and marketing team ... experienced sales and marketing team ... experienced sales and marketing team ...

.... and a productive Pfizer partnership .... and a productive Pfizer partnership Experienced marketing team 50 Representatives and managers National/Regional Reimbursement team Experienced marketing team Over 160 Sales Representatives Payer Field Force +

Increasing Full Year Sales Guidance We now expect full year net Macugen sales to be in the range of $175 - $190M Early sales performance is by far the best ever for an ophthalmology product Macugen on pace to rank among the most successful1st year product launches in pharma/biotech history Only 12% of drugs launched in the US since 1985 have achieved >$150M in their first 12 months

Some lessons from history ... Being first and leading from the front is the most important advantage

Xalatan Retains First-Mover Advantage Competitors claim superior efficacy Travatan and Lumigan demonstrate greater efficacy but higher rate of hyperemia (redeye) Aggressive plan implemented to prepare the market prior to competitors launch A marketing battle ensues, Xalatan prevails Xalatan maintains market dominance ($1.2B in 2004 global sales) Xalatan growing double digits ex-US $1.6 B market now worth $3 Billion six years later six years later six years later six years later six years later six years later six years later six years later six years later six years later six years later six years later six years later six years later six years later

Procrit Succeeds Despite Significant Dosing Disadvantage Aranesp: Significant dosing advantage A head-to-head study between Procrit and Aranesp showed equal efficacy, yet Procrit needed to be administered twice as often Procrit maintains market leadership Multiple large products thrive in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market in a large and growing market

Lipitor Takes 50% Share on Superior Efficacy, Rapidly Grows Market Market supports multiple billion dollar brands 1/1/1998 2/1/1998 3/1/1998 4/1/1998 5/1/1998 6/1/1998 7/1/1998 8/1/1998 9/1/1998 10/1/1998 11/1/1998 12/1/1998 1/1/1999 2/1/1999 3/1/1999 4/1/1999 5/1/1999 6/1/1999 7/1/1999 8/1/1999 9/1/1999 10/1/1999 11/1/1999 12/1/1999 Pravachol 266508 245355 269491 266380 267198 271168 262686 248939 252072 265712 253406 268428 261065 251338 280695 257294 248837 260713 253168 253647 245699 260615 272119 284804 Zocor 355213 325091 354043 337819 337816 345200 342309 329007 336161 357762 346867 368308 360933 349194 387862 357375 345903 365400 355783 359404 353443 371564 385702 407572 Lipitor 434953 416599 478429 484441 512297 542755 546547 541181 570262 623504 610829 659413 649123 640127 750318 711356 703630 756921 753499 774755 765955 808513 840900 885103 Baycol 169 2801 6627 10161 13672 16291 18811 20162 23503 28169 30190 33461 32700 34567 42560 41632 43118 46283 42794 40212 36693 37462 38061 37581 Lescol 136831 125235 136906 128931 126430 129298 123974 117755 120028 126590 119438 123515 120027 116993 133294 121950 116374 124883 120401 117416 110142 112515 110997 113126 Mevacor 97140 85032 89505 82496 79362 78833 75056 68482 67174 68183 61801 64818 58871 54750 59324 53207 50272 51757 48900 47344 44242 44864 44524 45940 Class 1290814 1200113 1335001 1310228 1336775 1383545 1369383 1325526 1369200 1469920 1422531 1517943 1482719 1446969 1654053 1542814 1508134 1605957 1574545 1592778 1556174 1635533 1692303 1774126 Overall market includes 168,433 physicians.

Future Commercial Prospects Anti-VEGF therapy is the keystone of treatment for macular degeneration Room for multiple agents - including anti-VEGF therapies Market growth and expansion Potential new regimens: Combinations, stepped, sequential regimens Advantages make us especially confident of our continued success First-mover advantage Dosing schedule Proven safety Partnership with Pfizer

A Novel, Breakthrough Therapy First in a new class of ophthalmic drugs known as vascular endothelial growth factor (VEGF) inhibitors VEGF inhibitors target an underlying cause of all neovascular AMD Macugen selectively blocks VEGF 165 VEGF 165 is a protein that is an essential signal in an underlying cause of all neovascular AMD VEGF stimulates the formation of new blood vessels and associated leakage - hallmark of neovascular AMD Because of the chronic nature of neovascular AMD and VEGF production, continuous therapy need to be administered

0.0310 65% 3 mg - 55% Control 0.0003 71% 1 mg 0.0001 70% 0.3 mg p-value % losing < 3 lines Treatment arm 27% relative increase in responders for 0.3 mg dose Combined Analysis (n = 1186) 70% of Patients Protected When on Macugen 51 Achieved Primary Endpoint at 54 Weeks

Approx 50% difference Mean changes in visual acuity on ETDRS chart: from baseline up to week 54 Approximately 50% Greater Effect -18 -16 -14 -12 -10 -8 -6 -4 -2 0 0 6 12 18 24 30 36 42 48 54 Time (weeks) Mean vision change (letters) Macugen 0.3mg Usual care

Vision Gainers in the Second Year Macugen treated patients Macugen treated patients Macugen treated patients Number of lines maintained/gained End of 1st Year End of 2nd Year +3 6% 10% +2 11% 17%

2 Years Treatment (N=133) Usual Care (N=107) 0 0 0 6 -1.89 -3.88 12 -3.57 -4.77 18 -4.47 -7.64 24 -4.38 -8.46 30 -5.32 -10.49 36 -7.16 -12.03 42 -7.33 -12.24 48 -7.26 -12.99 54 -8.8 -13.63 60 -8.28 -14.46 66 -8.95 -15.97 72 -9.74 -17.14 78 -9.29 -16.98 84 -9.64 -17.54 90 -9.74 -16.48 96 -9.51 -17.02 102 -9.41 -17.03 Treatment Effect at Year 2 45% Benefit P<0.01 Year One Year Two AMD is a Chronic Disease

High Patient Compliance in Phase 3 Trials Mean number of treatments through: Macugen 1st year 2nd year 8.5 of 9 max 16 of 17 max

Efficacy and Early Disease Healthier photoreceptors may theoretically be more responsive to the benefits of VEGF inhibition Avoidance of "bleeds" is key Newer vessels may be more receptive to therapy The Science

Macugen 77% Usual Care 50% Percentage losing < 3 lines at 54 weeks Data Analyses - All subtypes Retrospective analyses of early lesions, with baseline VA ^54 letters, no scar/atrophy, no prior PDT/AMD laser, lesion size < 2 DA (n=62) p=0.03 Efficacy and Early Disease

Macugen 88% Usual Care 56% Percentage losing < 3 lines at 54 weeks Efficacy in Early Minimally Classic/Occult Retrospective analysis of minimally classic/occult; <2DA, no prior thermal laser, study 1004 (n=25)

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 18% 35% 94% Increase 50% Increase 21% 114% Increase 7% 18% 12% 67 14% 200% Increase 4% Efficacy and Early Disease Retrospective analyses Pts with BLVA ^54 letters, no scar/atrophy, no prior PDT, lesion size < 2 DA (n=62)

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 20% 47% 135% Increase P=0.02 200% Increase P=0.03 33% 350% Increase P=0.02 6% 27% 0% 20% 69 11% Retrospective analyses occult, no lipid, first eye n=65 20% vs. 0% P=0.006 Efficacy and Early Disease

Retrospective Analyses Eyetech believes that the retrospective analyses used show it is possible to determine the treatment's abilities in a subgroup without a randomized clinical trial. However, Eyetech emphasizes that we do not believe that prospective randomized trials can be replaced, as prospective trials contain fewer chances for investigator bias and for lost or incomplete data than do retrospective studies. However, careful statistical retrospective analysis of patient data and patient characteristics and treatment information can provide significantly valid information.

Favorable Safety Profile Safety was maintained over two years No apparent increased risk of systemic adverse events Most adverse events were mild, attributed by investigators to injection procedure rather than study drug Serious adverse events related to injection procedure included: Endophthalmitis (less than 0.1% suffered vision loss due to endophthalmitis) Retinal detachment Iatrogenic traumatic cataract

Safety Information Macugen is contraindicated in patients with ocular or periocular infections. Intravitreal injections including those with Macugen have been associated with endophthalmitis. Safety has not been proven beyond two years. Please refer to full prescribing information included in your materials and posted on www.eyetech.com.

Donald J. D'Amico, M.D. Professor of Ophthalmology Harvard Medical School Massachusetts Eye and Ear Infirmary June 22, 2005

Disclosures for Donald J. D'Amico, MD Consultant to a) Eyetech Pharmaceuticals Safety Committee Member; Later Chair, then Scientific Advisory Board Member b) Alcon Laboratories Anecortave Safety Committee Chair Retina Experts Advisory (Anecortave) RAC (Surgical Advisory Group) c) Iridex Corporation Safety Committee Member for PTAMD (laser for drusen) and Transpupillary Thermotherapy Trials

Fallacy of Cross Trial Comparison For any new treatment in medicine, one cannot directly compare new trial results with those obtained in previous trials. This is because the study population and/or study method for a disease is usually changing. The variations in Who was studied and How were they studied though often unrecognized, unwanted, or underemphasized, may strongly influence the results of each individual trial.

Examples of changing influences: Study population Regional/Ethnic differences Disease stage at entry Effect of other therapies introduced into the population Early recruitment due to patient awareness General improvements/deteriorations in nutrition and overall health Study method Study design/protocols Entry criteria Fallacy of Cross Trial Comparison

Example: Efficacy of A Dog Catcher Net How easily can one catch an animal? How easily can one catch an animal? How easily can one catch an animal? How easily can one catch an animal? How easily can one catch an animal? How easily can one catch an animal? How easily can one catch an animal?

Population at Time of First Study: No previous Dog Catcher Dog Cat Puppy Kitten

Population at Time of Second Study: Dog Catchers at work Dog Cat Puppy Kitten

Pharmacotherapy in Early Disease Hypothesis: Enhanced efficacy in early disease Biologically plausible that healthier photoreceptors have the potential to be more responsive to the benefits of VEGF inhibition

Pharmacotherapy in Early Disease Two early lesions defined for exploratory analyses: Early lesion type 1 (N = 62) Lesion size < 2 DA Baseline VA ^ 54 letters No prior PDT/thermal laser No scar/atrophy Early lesion type 2 (N = 65) Occult No lipid Study eye is first affected eye

Enhanced Efficacy in Early Disease Protection Against Moderate Visual Loss Macugen 77% Usual Care 50% % avoiding 15 letter loss 54% Increase P=0.03 Exploratory analysis of early lesions type 1, with Baseline VA ^54 letters, no scar/atrophy, no prior PDT/AMD laser, lesion size < 2 DA (n=62)

0.3 mg Sham 0.029 0.286 Macugen (N=34) Usual Care (N=28) Macugen Usual Care 3% 29% Enhanced Efficacy in Early Disease Protection Against Severe Vision Loss % with SVL P<0.01 Baseline VA ^54 letters, no scar/atrophy, no prior PDT/AMD laser, lesion size < 2 DA (n=62) 10x more SVL with usual care

0.3 Sham 0.35 0.18 ^ 2 ^ 1 ^ 3 ^ 0 Lines Gained Enhanced Efficacy in Early Disease Improved VA Maintenance and Gain Macugen (N=34) Usual Care (N=28) % of Patients 35% 18% 21% 14% 18% 7% 12% 4% Baseline VA ^54 letters, no scar/atrophy, no prior PDT/AMD laser, lesion size < 2 DA (n=62)

Enhanced Efficacy in Early Disease Improved VA Maintenance and Gain Macugen Control >1 Lines Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 135% Increase P=0.02 200% Increase P=0.03 350% Increase P=0.02 20% vs 0% P=0.006 20% 47% 33% 6% 27% 0% 20% 11% Exploratory analysis of early lesions type 2, i.e. Occult, no lipid present, first eye (n=65)

Ocular Safety How Well Does the Eye Tolerate Macugen? No evidence of cataract formation No evidence of cataract acceleration No evidence of chronic increase in IOP

Events Rate (Year 2) Rate (Year 2) Severe Vision Loss Severe Vision Loss # pts % of pts # pts % of pts Endophthalmitis † 4 0.7 0 0 Traumatic cataract 1 0.2 1‡ 0.2 Rhegmatogenous retinal detachment 6 1.0 1* 0.2 Favorable Safety Profile † Two patients discontinued because of endophthalmitis; 3/4 cases were associated with protocol violations ‡ Only 5 weeks of follow-up after surgery * Follow-up not available for 2 patients No apparent systemic safety issues No apparent ocular drug-related safety issues Few injection-related SAEs All Cohorts - Year 2

Endophthalmitis : Experience to Jan 2005 - the first 16,336 injections Year 1 AMD study : 12 cases (1.3% of pts, 0.15% per injection) Year 2 - 3 AMD study : 5 cases Phase 2 DME study : 1 case Pharmacokinetics study : 1 case Total : 19 cases / 16,338 injections (0.12% per injection) As of 01Jan 05

Macugen Efficacy and Safety Perspectives Comparisons across trials are fraught with errors for many reasons Subgroup analysis of early lesions treated in the Macugen AMD trials suggests that Macugen efficacy will further improve in such lesions Macugen safety profile documented in the trials is excellent, and widespread community experience in the safe and rapid intravitreal administration of Macugen is quickly accumulating without the development of any new safety concerns

Another Perspective Donald McDonald, M.D., Ph.D. Professor of Anatomy, University of California San Francisco Comprehensive Cancer Center

Questions